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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated January 17, 1995 incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-3 (Registration No. 33-51217 and No. 33-52123) and on Form S-8 (Registration No. 33-63126).


                                                ARTHUR ANDERSEN LLP


New York, N.Y.
March 30, 1995